UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 10, 2005

TD Banknorth Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51179	01-0437984

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

P.O. Box 9540, Two Portland Square, Portland, Maine	04112-9540

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (207) 761-8500

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.14d-2(b))

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

     On March 10, 2005, William J. Ryan, Chairman, President and Chief Executive Officer of TD Banknorth Inc. made a presentation at the Sandler O’Neill West Coast Financial Services Conference. A copy of the investor presentation used at the conference is included as Exhibit 99 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	The following exhibits are included with this Report:

Exhibit No.	Description

99	TD Banknorth Inc. Investor Presentation for the Sandler O’Neill West Coast Financial Services Conference on March 10, 2005

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TD BANKNORTH INC.
By:	/s/ Peter J. Verrill
	Name:	Peter J. Verrill
	Title:	Senior Executive Vice President and Chief Operating Officer

Date: March 10, 2005